Taxes on Income (Schedule of Composition of Income Tax Benefit (Taxes on Income)) (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Current tax income (expense)
Current year	€ (741)	€ (438)	€ (494)
Adjustments for prior years, net	(14)	26	1,044
Total current tax income (expense)	(755)	(412)	550
Deferred tax income
Creation and reversal of temporary differences	1,042	197	(922)
Actual Tax benefit (tax on income)	€ 287	€ (215)	€ (372)